EXHIBIT 10.1

                 FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This Fifth Amendment to Loan and Security Agreement ("Amendment") is made as of this 4th day of April, 2005 by and among by and among the Lenders (as defined in the Loan Agreement referenced below), Fleet Capital Corporation, a Rhode Island corporation with an office at 200 Glastonbury Boulevard, Glastonbury, CT 06033, as administrative agent for the Lenders ("Agent"), and Gentiva Health Services, Inc., a Delaware corporation with its chief executive office at 3 Huntington Quadrangle Suite 200S, Melville, NY 11747 (the "Company"), Gentiva Health Services Holding Corp., a Delaware corporation with its chief executive office at 3 Huntington Quadrangle Suite 200S, Melville, NY 11747 ("GHS"), and each of the Subsidiary Borrowing Corporations listed on the signature pages hereto, each with a state of incorporation and chief executive office as listed on the exhibits to the Loan Agreement (except in the case of Gentiva Health Services IPA, Inc., which is a New York corporation with its chief executive office at 3 Huntington Quadrangle Suite 200S, Melville, NY 11747) (each of the Company, GHS and each Subsidiary Borrowing Corporation, a "Borrower," and collectively, "Borrowers").

                                   BACKGROUND

         A. Borrowers and Agent and the lending institutions listed in Annex I thereto (each a "Lender", and collectively, "Lenders") are parties to a certain Loan and Security Agreement dated June 13, 2002, as amended by that certain First Amendment and Consent Agreement to Loan and Security Agreement dated as of August 7, 2003, that certain Second Amendment to Loan and Security Agreement dated as of November 26, 2003, that certain Third Amendment and Joinder to Loan and Security Agreement dated as of February 25, 2004, that certain Fourth Amendment to Loan and Security Agreement dated as of May 26, 2004 (as it may heretofore otherwise have been or may herein or hereafter be modified, amended, restated or replaced from time to time, the "Loan Agreement") pursuant to which Borrowers established certain financing arrangements with Lenders including a Revolving Credit Loan facility and a Letter of Credit facility. The Loan Agreement and all instruments, documents and agreements executed in connection therewith or related thereto are referred to herein collectively as the "Existing Loan Documents." All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

         B. Borrowers, Agent and Lenders have agreed to amend certain provisions of the Loan Agreement regarding permitted Company dividends and permissible capital stock repurchases and distributions, such amendment to be made on the terms and conditions set forth herein.

         NOW, THEREFORE, with the foregoing Background incorporated by reference and made a part hereof and intending to be legally bound, the parties agree as follows:

         1.       Amendments to Loan Agreement.


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         (a)  Amendment to Add Definition of "Permitted Company Dividends". Upon
the effectiveness of this Amendment, Appendix A to the Loan Agreement shall be amended by adding the following new definition thereto in its proper alphabetical place:

           "Permitted Company Dividends" - any Distributions consisting of cash dividends paid by the Company to its shareholders in respect of the capital stock of the Company held by such shareholders provided that
           (i) the aggregate amount of all such cash dividends calculated from and after April 4, 2005 (and exclusive of the amount of any cash dividends paid by the Company to its shareholders prior to such date), together with the aggregate amount of all Permitted Stock Repurchases calculated from and after April 4, 2005 (and exclusive of the amount of any Permitted Stock Repurchases by the Company prior to such date), shall not exceed Fifty-Five Million Dollars ($55,000,000.00), (ii) both prior and after giving effect to the payment of any such cash dividend (and any proposed Permitted Stock Repurchase being made contemporaneously therewith), no Default or Event of Default shall exist and (iii) both prior to and immediately after giving effect to any such cash dividend (and any proposed Permitted Stock Repurchase being made contemporaneously therewith), and at all times during each of the next two fiscal quarters ending immediately after the date of any such cash dividend, Borrowers shall have an Aggregate Excess Liquidity of at least Sixty Million Dollars ($60,000,000.00), and the financial information reported in the Form 10-K/10-Q reports filed by the Company with the Securities and Exchange Commission for each such two fiscal quarters shall reflect compliance as of the end of each such fiscal quarter with the foregoing Aggregate Excess Liquidity covenant. The quarterly Compliance Certificate provided by Borrowers at the end of each such fiscal quarter shall include a certification with supporting calculations as to whether or not Borrowers are in compliance with the Aggregate Excess Liquidity covenant set forth in the preceding sentence."

         (b) Amendment to Definition of "Permitted Stock Repurchase". Upon the effectiveness of this Amendment, the definition of "Permitted Stock Repurchase" contained in Appendix A to the Loan Agreement shall be amended by deleting such definition in its entirety and replacing it as follows:

           "Permitted Stock Repurchase - any share repurchase of the capital stock of the Company, provided that (i) the aggregate amount of all such stock repurchases calculated from and after April 4, 2005 (and exclusive of the amount of any stock repurchases by the Company prior to such date), together with the aggregate amount of all Permitted Company Dividends calculated from and after April 4, 2005 (and exclusive of the amount of any cash dividends paid by the Company to its shareholders prior to such date), shall not exceed Fifty-Five Million Dollars ($55,000,000.00), (ii) both prior and after giving effect to any such stock repurchase (and any proposed Permitted Company Dividends being paid contemporaneously therewith), no Default or Event of Default shall exist and (iii) both prior to and immediately after giving effect to any such stock repurchase (and any proposed Permitted Company Dividends being paid contemporaneously therewith), and at all times during each of the next two fiscal quarters ending immediately after the date of any such stock repurchase, Borrowers shall have an Aggregate Excess Liquidity of at least Sixty Million


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

           Dollars ($60,000,000.00), and the financial information reported in the Form 10-K/10-Q reports filed by the Company with the Securities and Exchange Commission for each such two fiscal quarters shall reflect compliance as of the end of each such fiscal quarter with the foregoing Aggregate Excess Liquidity covenant. The quarterly Compliance Certificate provided by Borrowers at the end of each such fiscal quarter shall include a certification with supporting calculations as to whether or not Borrowers are in compliance with the Aggregate Excess Liquidity covenant set forth in the preceding sentence."

         (c) Amendment to Covenant Restricting Distributions. Upon the effectiveness of this Amendment, Section 8.2.7 of the Loan Agreement shall be amended by deleting such section in its entirety and replacing it as follows:

           8.2.7 Distributions. Declare or make, or permit any Subsidiary of such Borrower to declare or make, any Distributions; provided that
           (i) any Borrower or any Subsidiary Guarantor may declare and/or make Distributions to any Borrower, (ii) the Company may declare and make Permitted Company Dividends and (iii) the Company may make Permitted Stock Repurchases, and further provided that, for the avoidance of doubt, any failure of Borrowers to comply with the provisions of clause (iii) of the definition of "Permitted Company Dividends" at any time after the making of any cash dividend otherwise permitted under such definition and/or any failure of Borrowers to comply with the provisions of clause (iii) of the definition of "Permitted Stock Repurchase" at any time after the making of any share repurchase otherwise permitted under such definition shall constitute a failure to perform, keep and observe the terms of the covenants contained in this Section 8.2.7 and therefore shall be an Event of Default under
           Section 10.1.3.

         2. Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, each Borrower represents and warrants to Lender that:

                  (a) All warranties and representations made to Agent and Lenders under the Loan Agreement and the other Existing Loan Documents are true and correct as to the date hereof.

                  (b) The execution and delivery by each Borrower of this Amendment and the performance by each such Borrower of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary corporate actions and will not contravene any provision of the certificate or articles of incorporation or bylaws or other similar corporate governance documents of such Borrower, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which such Borrower is a party or by which the property of such Borrower is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time, if applicable) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Borrower.


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                  (c) This Amendment and any assignment, instrument, document or agreement executed and delivered in connection herewith, will be valid and binding on and enforceable against each Borrower in accordance with its respective terms.

                  (d) Both prior and after giving effect to this Amendment, no Default or Event of Default exists under the Loan Agreement or any of the other Existing Loan Documents.

                  (e) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body is required in connection with the due execution, delivery and performance by any Borrower of this Amendment or the performance by such Borrower of the Loan Agreement, as amended hereby.

                  (f) The name, office, and signature of the officer(s) of each Borrower signing this Amendment have previously been certified to Agent in the incumbency and signature certificates of such Borrower heretofore delivered to Agent.

         3. Collateral. To secure the prompt payment and performance to Agent and Lenders of the Obligations and satisfaction by Borrowers of all covenants and undertakings contained in the Loan Agreement and other Existing Loan Documents, each Borrower hereby reconfirms the grant to Agent, for the ratable benefit of Lenders, of a continuing security interest in and Lien upon all of the Collateral owned by such Borrower, whether now owned or existing or hereafter created, acquired or arising and wherever located, given to Agent by such Borrower under the Existing Loan Documents and each Borrower hereby confirms and agrees that all security interests and liens granted to Agent by any one of them continue in full force and effect and shall continue to secure the Obligations. All Collateral remains free and clear of any liens other than liens in favor of Agent, except for Permitted Liens. Nothing herein contained is intended to in any way impair or limit the validity, priority, and extent of Agent's existing security interest in and liens upon the Collateral of any Borrower.

         4. Effectiveness Conditions. This Amendment shall be effective upon the execution and delivery of this Amendment by all parties hereto and payment by Borrowers of all fees and expenses of Agent (including legal expenses) incurred in relation to the preparation and execution of this Amendment.

         5. Ratification of Existing Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and Existing Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment.

         6. Amendment as Loan Document. Borrowers hereby acknowledge and agree that this Amendment constitutes a "Loan Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if (i) any representation or warranty made by Borrowers under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) Borrowers shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

         7. Reaffirmation by Guarantors. Each Subsidiary Guarantor acknowledges and agrees that the execution, delivery and performance of this Amendment by Agent, Lenders and Borrowers, and the carrying out of the provisions hereof and the consummation of all


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

transactions contemplated hereunder, including without limitation the amendments to the Loan Agreement provided for hereunder, shall not affect or in any way diminish or modify the obligations of each of them under the Subsidiary Guaranty and Surety Agreement executed by Subsidiary Guarantors as of June 13, 2002 or any other Existing Loan Document to which such Subsidiary Guarantor is a party, and each Subsidiary Guarantor acknowledges and affirms its obligations under the Subsidiary Guaranty and Surety Agreement and the other Existing Loan Documents.

         8. Governing Law. THIS AMENDMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK. THIS AMENDMENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THE LOAN AGREEMENT, ANY OTHER EXISTING LOAN DOCUMENT, AND/OR THIS AMENDMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS OTHERWISE APPLICABLE CONFLICTS OF LAWS RULES.

         9. Waiver of Jury Trial. EACH BORROWER AND EACH SUBSIDIARY GUARANTOR WAIVES THE RIGHT TO TRIAL BY JURY (WHICH EACH LENDER AND AGENT HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THIS AMENDMENT. EACH BORROWER AND EACH SUBSIDIARY GUARANTOR WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVER WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         10. Successors and Assigns. This Amendment, along with each of the Existing Loan Documents, shall be binding upon and shall benefit Agent, Lenders, Borrowers and Subsidiary Guarantors and their respective successors and permitted assigns (as and if permitted under the Loan Agreement).

         11. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signature by facsimile shall bind the parties hereto.



                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]
                         [SIGNATURES ON FOLLOWING PAGE]


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         IN WITNESS WHEREOF, the parties have executed this Fifth Amendment to
Loan and Security Agreement the day and year first written above.

                                       BORROWERS:
                                       ----------
                                       GENTIVA HEALTH SERVICES, INC.

                                       By:
                                          ------------------------------
                                       Name: John R. Potapchuk
                                       Title:        Senior Vice President and
                                                     Chief Financial Officer

                                       GENTIVA HEALTH SERVICES HOLDING CORP.
                                       Gentiva CareCentrix, INC.
                                       Gentiva CareCentrix  (Area One) Corp.
                                       Gentiva CareCentrix (Area Two) Corp.
                                       Gentiva CareCentrix  (Area Three) Corp.
                                       Gentiva Certified HealthCare Corp.
                                       GENTIVA HEALTH Services (Certified), Inc.
                                       GENTIVA HEALTH SERVICES IPA, INC.
                                       GENTIVA HEALTH Services (USA), Inc.
                                       Gentiva Services of New York, Inc.
                                       New York Healthcare Services, Inc.
                                       OHS Service Corp.
                                       QC-Medi New York, Inc.
                                       Quality Care - USA, Inc.
                                       Quality Managed Care, Inc.

                                       By:
                                          ------------------------------
                                       Name:  John R. Potapchuk
                                       Title: Treasurer

                                    SUBSIDIARY GUARANTORS:
                                    ---------------------
                                    Commonwealth Home Care, Inc.
                                    Kimberly Home Health Care, Inc.
                                    PartnersFirst Management, Inc.
                                    Quantum Care Network, Inc.
                                    Quantum Health Resources, Inc.
                                    The I.V. Clinic, Inc.
                                    The I.V. Clinic II, Inc.
                                    The I.V. Clinic III, Inc.

                                    By:
                                       --------------------------------
                                    Name:  John R. Potapchuk
                                    Title: Treasurer

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]
            [Subsidiary Guarantors Signature Page to Fifth Amendment
                          to June 2002 Loan Agreement]

                                       S-1


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

                                       AGENT:
                                       -----

                                       FLEET CAPITAL CORPORATION,
                                       as Agent

                                       By:
                                          --------------------------------
                                       Name: Adam Seiden
                                       Title: Vice President


                                       LENDERS:
                                       -------

                                       FLEET CAPITAL CORPORATION


                                       By:
                                          ------------------------------
                                       Name: Adam Seiden
                                       Title: Vice President


                                       SIEMENS FINANCIAL SERVICES, INC.



                                       By:
                                          ------------------------------
                                       Name:
                                       Title:


                                        HFG HEALTHCO-5 LLC


                                       By:
                                          ------------------------------
                                       Name:
                                       Title:


              [Agent and Lenders Signature Page to Fifth Amendment
                          to June 2002 Loan Agreement]


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